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                                                                   Exhibit 10.20





                               TRANSFER AGREEMENT


         This Transfer Agreement (the "Agreement") is made and entered into as of the 31st day of July, 1997, by and among Radiation Therapy Regional Centers, Inc., a Florida corporation (the "Holding Company"), Daniel E. Dosoretz, M.D. ("Dosoretz"), Michael J. Katin, M.D. ("Katin"), Peter H. Blitzer, M.D. ("Blitzer"), James H. Rubenstein, M.D. ("Rubenstein"), Howard M. Sheridan, M.D. ("Sheridan") and Graciela R. Garton, M.D. ("Garton") (Dosoretz, Katin, Blitzer, Rubenstein, Sheridan and Garton are hereinafter collectively referred to as the "Shareholders" and individually as a "Shareholder").

         WHEREAS, the Shareholders currently own all of the outstanding shares of stock of the Holding Company;

         WHEREAS, the Shareholders are, collectively, the owners of all of the outstanding shares of stock (the "Shares") of the Florida corporations listed in Exhibits A and B, attached hereto and incorporated herein (the "Corporations") and all of the interests (the "Interests") in the Florida general partnerships listed in Exhibit C, attached hereto and incorporated herein (the "Partnerships"), and each Shareholder individually owns the Shares and Interests as specified in Exhibit D, attached hereto and incorporated herein;

         WHEREAS, the Shareholders desire to acquire additional shares of the Holding Company by exchanging the Shares and the Interests for shares of the Holding Company;

         WHEREAS, the Holding Company desires to acquire all of the Shares, by exchanging shares of the Holding Company for the Shares, with the result being that all of the Corporations will be wholly owned subsidiaries of the Holding Company;

         WHEREAS, the Holding Company desires to acquire all of the assets of the Partnerships, by exchanging shares of the Holding Company for the Interests, with the result being that the Partnerships shall cease to be partnerships as defined by Section 620.585 of the Florida Statutes and any and all assets of the Partnerships shall belong to the Holding Company;

         WHEREAS, the Holding Company desires to acquire all of the assets of RTA Limited Partnership ("RTA"), a Florida limited partnership, in which certain of the Shareholders are the limited partners, and in which J.S.P. Radiation Therapy, Inc., M.L.F. Radiation Therapy, Inc., P.T. Radiation Therapy, Inc., S.M.A. Radiation Therapy, Inc., U.A. Radiation Therapy, Inc. (collectively, the "RTA Corporations"), are the general partners, by exchanging the shares of the Holding Company for the Shareholders' interests in RTA, and by exchanging shares of the Holding Company for the shares of the RTA Corporations, and by

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merging the Corporations, including the RTA Corporations, pursuant to the Plan of Reorganization described herein, with the result that RTA shall cease to be a partnership as defined by Section 620.585 of the Florida Statutes and any and all assets of RTA shall belong to the Holding Company and the RTA Corporations will be wholly owned subsidiaries of the Holding Company; and

         WHEREAS, the Shareholders and the Holding Company desire to merge the Corporations listed in Exhibit A (the "Merging Corporations") into a single entity (the "Subsidiary"), pursuant to the Plan of Reorganization described herein, such entity to be a wholly owned subsidiary of the Holding Company; and

         WHEREAS, the Shareholders and the Holding Company desire to contribute all of the assets previously owned by the Partnerships and RTA to the Subsidiary as a contribution to capital;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. TRANSFER. Each of the Shareholders hereby transfers, conveys and assigns all right, title and interest in and to the Shares and Interests owned by such Shareholders to the Holding Company in exchange for such additional common shares of the Holding Company as set forth below:


                  Dosoretz                  1,893,796
                  Katin                     1,670,386
                  Blitzer                   1,601,338
                  Rubenstein                1,470,540
                  Sheridan                  1,316,040
                  Garton                       47,600

         The Shareholders acknowledge and agree that the good faith determination of the Board of Directors of the Holding Company as to the number of shares to be issued to the Shareholders in accordance with the terms of this Agreement shall be binding on the Shareholders. Each Shareholder, concurrent with the execution of this Agreement, shall execute and deliver any and all necessary and appropriate documents and instruments, including but not limited to stock powers duly executed in blank, share certificates duly endorsed in blank, and assignments of partnership certificates duly endorsed in blank, in order to transfer his or her respective Shares and Interests to the Holding Company.

         2. REPRESENTATIONS AND WARRANTIES. Each of the Shareholders represents, warrants, agrees and acknowledges, with respect only to the Shares and Interests owned by such Shareholders and the shares of Holding Company being acquired by such Shareholders, as follows:


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         (a)      Shareholder is the owner of the Shares and Interests as set forth in the recitals hereto free and clear of any encumbrances, pledges or liens, and Shareholder has good and marketable title to such Shares and Interests;

         (b) Shareholder has executed or endorsed in blank and delivered all stock certificates, stock powers, partnership certificates and any other instruments of conveyance necessary to transfer and assign to the Holding Company such Shares and Interests, as set forth in the recitals hereto;

         (c) The shares of the Holding Company have not been registered under the Securities Act of 1933 and, accordingly, may not be
                  offered for sale, sold, or    otherwise transferred except
                  (i) upon effective registration of said shares under the Securities Act of 1933 and the applicable "blue sky" laws of any jurisdictions, or (ii) upon acceptance by the Holding Company of an opinion of counsel of recognized stature or of a no-action letter from the staff of the U.S. Securities and Exchange Commission, in form reasonably satisfactory to Taft, Stettinius & Hollister or another mutually acceptable counsel for the Holding Company, that such registration is not required for the offer or sale of the shares in the manner proposed;

         (d) The shares of the Holding Company are being acquired only for Shareholder's account and not on behalf of any other person or persons;

         (e) The shares of the Holding Company are being acquired by Shareholder for the purpose of holding for investment and not with a view to any further distribution (within the meaning of Section 2(11) of the Securities Act of 1933) thereof;

         (f) Shareholder has no agreement, arrangement or understanding for transfer of any of said shares or any interest therein to any other person or persons;

         (g) Shareholder shall not offer for sale or sell any of said shares or any interest therein except (i) upon effective registration of said shares under the Securities Act of 1933 or (ii) upon acceptance by the Holding Company of an opinion of counsel for the purchaser in such form as is satisfactory to counsel for the Holding Company that registration is not required.

         (h) Shareholder (i) either has such knowledge and experience in financial and business matters, or had the advice or representation of a person having such

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                  knowledge and experience, to be able to evaluate the merits and risks of an investment in such shares of such an issuer or has been given or had access to sufficient information regarding the Holding Company to evaluate the investments in the Holding Company's shares being acquired, and (ii) is able to bear the economic risk of the investment in the Holding Company's shares and to hold the same for purposes of investment;

         (i) Shareholder is aware that no market may exist for the resale of said shares;

         (j) Shareholder is aware of any and all restrictions imposed by the Holding Company on the distribution of said shares, including, but not limited to, any restrictive legends appearing on the certificate;

         (k) Shareholder has received full access to all books and records of the Holding Company; has had an opportunity to ask questions and receive answers from a person or persons acting on behalf of Holding Company and has been supplied with any and all information requested;

         (l) Shareholder agrees to indemnify and save harmless the Holding Company, its officers, directors, agents and employees from any and all liabilities, claims, demands, suits or proceedings arising out of any breach or alleged breach of any of the foregoing representations, agreements and warranties; and

         (m) Shareholder hereby waives any and all claims, liabilities, damages, losses, actions and causes of action arising out of any failure to comply with filing or other requirements in connection with the issuance of the shares of the Holding Company to the Shareholders, including, but not limited to any such requirements under federal securities laws and state "blue sky" laws.

         3. PLAN OF REORGANIZATION. The Shareholders and the Holding Company agree and acknowledge that subsequent to the transfer of the Shares and Interests to the Holding Company in exchange for shares of the Holding Company, the Holding Company shall become the sole shareholder of each of the Corporations, and the Merging Corporations shall be merged into the Subsidiary, a wholly owned subsidiary of the Holding Company. The Subsidiary shall be formed by merging the Merging Corporations, other than Katin Dosoretz Radiation Therapy Associates, Inc. ("Katin Dosoretz"), into Katin Dosoretz, with Katin Dosoretz concurrently amending its Articles of Incorporation to change its name to 21st Century Oncology, Inc. ("21st Century"), and with 21st Century as the Subsidiary. The merger shall be accomplished by

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the adoption of a Plan of Merger by the Holding Company's Board of Directors,
pursuant to Section 607.1104 of the Florida Statutes, and Articles of Merger shall be executed by an officer of the Corporations and filed with the Florida Secretary of State, pursuant to Section 607.1105 of the Florida Statutes. The Shareholders hereby agree to obtain any and all consents necessary to effectuate the Plan of Reorganization described in this Section from lenders, lessors and other third parties. The Corporations set forth on Exhibit B (the "Other Corporations") shall not be merged into 21st Century but shall become additional subsidiaries of the Holding Company as a result of paragraph 1 of this Agreement.

         4. CONTRIBUTION TO CAPITAL. The Holding Company shall transfer all of the assets of the Partnerships and of RTA to the Subsidiary as a contribution to capital.

         5. EXECUTION OF DEEDS BY THE PARTNERSHIPS. The effect of this Agreement is to transfer all interests in real property, including all fixtures, owned by the Partnerships and RTA prior to this Agreement (the "Real Property") first to the Holding Company (pursuant to paragraph 1) and then to the Subsidiary (pursuant to paragraph 4). The Shareholders, prior to the dissolution of the Partnerships and RTA, in consideration for the issuance of the shares of the Holding Company and in conjunction with the transfer of the Shares and Interests to the Holding Company, shall cause the Partnerships and RTA to convey the Real Property owned by the Partnerships and RTA, and to assign the Real Property leasehold interests, to the Subsidiary.

         6. TRANSFER OF TRADE NAMES. The Subsidiary shall take any and all steps necessary to maintain the trade names of the Corporations for use by the Subsidiary. The Shareholders, in conjunction with the Plan of Reorganization described herein, shall execute any and all documents necessary to transfer all of the trade names used or owned by the Corporations to the Surviving Entity.

         7. SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         8. GOVERNING LAW. This Agreement shall be governed by the internal substantive laws of the State of Florida without regard to conflicts of laws principles.

         9. ENTIRE AGREEMENT. This Agreement, all Exhibits hereto and all certificates and other instruments delivered in connection herewith constitute the entire agreement among the parties and supersede all prior and contemporaneous oral and

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written representations, agreements, and undertakings among the parties hereto with respect to the subject matter hereof.

         10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         11. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

         12. NO WAIVER. The failure of a party to insist upon strict adherence to any obligation of this Agreement shall not be considered a waiver or deprive that party of the right thereafter to insist upon adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         13. ASSIGNMENT. No party may assign its rights and obligations under this Agreement without obtaining the prior written consent of the other parties (which consent may be withheld by such parties in their sole and absolute discretion).

         14. AGREEMENT BINDING ON HEIRS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of and bind the executors, heirs, successors and assigns of Seller and Buyers.

         The undersigned have executed this Agreement as of the date first above written.

                                                RADIATION THERAPY REGIONAL
                                                CENTERS, INC.

                                                    By: /s/ G. David Schiering
                                                        ------------------------
                                                Name: G. David Schiering
                                                     ---------------------------
                                                Title: Asst. Secretary
                                                      --------------------------


/s/ Daniel Dosoretz                             /s/ Peter Blitzer
------------------------------                  --------------------------------
Daniel E. Dosoretz, M.D.                        Peter H. Blitzer, M.D.


/s/ Michael Katin                               /s/ James Rubenstein
------------------------------                  --------------------------------
Michael J. Katin, M.D.                          James H. Rubenstein, M.D.


/s/ Howard Sheridan                             /s/ Graciela R. Garton
------------------------------                  --------------------------------
Howard M. Sheridan, M.D.                        Graciela R. Garton, M.D.




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                         EXHIBIT A: MERGING CORPORATIONS


1.       Boca Raton Radiation Therapy Regional Center, Inc

2.       Central Radiation Therapy Institute, Inc.

3.       Charlotte County Radiation Therapy Regional Center, Inc.

4.       Collier Radiation Therapy Regional Center, Inc.

5.       Coral Springs Radiation Therapy Regional Center, Inc.

6.       Englewood Radiation Therapy Regional Center, Inc.

7.       Hollywood Radiation Associates, Inc.

8.       J.S.P. Radiation Therapy, Inc.

9.       Katin Dosoretz Radiation Therapy Associates, Inc.

10.      M.L.F. Radiation Therapy, Inc.

11.      Medical Center Radiation Therapy Regional Center, Inc.

12.      P.T. Radiation Therapy, Inc.

13.      Palm Beach Radiation Therapy Regional Center, Inc.

14.      Palmetto Radiation Therapy Associates, Inc.

15.      S.M.A. Radiation Therapy, Inc.

16.      Sarasota Radiation Therapy Regional Center, Inc.

17.      Southeast Florida Radiation Therapy Regional Center, Inc.

18.      U.A. Radiation Therapy, Inc.

19.      West Boca Radiation Associates, Inc.




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                          EXHIBIT B: OTHER CORPORATIONS

1.       Financial Services of Southwest Florida, Inc.

2.       Radiation Therapy School for Radiation Therapy Technology,
         Inc.

3.       Radiation Therapy Services, Inc.

4.       Southwest Florida Equipment, Inc.



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                             EXHIBIT C: PARTNERSHIPS

1.       Arcadia Radiation Associates

2.       ARJO Properties

3.       Cape Coral Radiation Associates

4.       Englewood Radiation Associates

5.       Lakes Park Associates

6.       Lehigh Radiation Associates

7.       Metro Radiation Associates

8.       Naples Radiation Associates

9.       Port Charlotte Expansion

10.      Punta Gorda Building Associates

11.      Radiation Billing Associates

12.      Sarasota Radiation Associates